Schedule of Investments (a)
June 30, 2022

Corporate Bonds, Loans & Notes - 73.76%
Name of Issuer	Principal	Value
Auto Manufacturers - 5.88%
Cooper-Standard Automotive, Inc., 13%, 6/01/24 (c)	$5,000,000	$5,000,000
Ford Motor Credit Co LLC, 3.35%, 11/01/22	3,296,000	3,272,077
		8,272,077

Building Products - 2.71%
Builders Firstsource, Inc., 4.25%, 2/01/32 (c)	5,000,000	3,805,850

Chemical - 3.45%
WR Grace Holdings LLC, 5.625%, 10/01/24 (c)	5,000,000	4,844,050

Coal - 0.81%
Westmoreland Mining Holdings LLC TL, PIK 15%, 3/15/29 (d)	1,973,521	1,134,775

Communications - 3.51%
Centurylink, Inc., 7.5%, 4/01/24	5,000,000	4,931,250

Drug Stores - 0.88%
Rite Aid Corp., 7.5%, 7/01/25 (c)	550,000	445,500
Rite Aid Corp., 8%, 11/15/26 (c)	1,012,000	786,830
		1,232,330

Energy/Natural Resources - 10.46%
American Eagle Energy Corp., 11%, 9/01/19 (b) (c) (e) (f)	15,500,000	27,404
CNX Resources, Inc., 7.25%, 3/14/27 (c)	10,000,000	9,797,000
Range Resources Corp., 4.875%, 5/15/25	5,000,000	4,877,000
		14,701,404

Food Processing - 3.40%
Pilgrims Pride Corp., 5.875%, 9/30/27 (c)	5,000,000	4,787,500

Industrial Servicing / Manufacturing - 4.59%
Clean Harbors, Inc., 4.875%, 7/15/27 (c)	500,000	457,500
Fortress Transportation and Infrastucture Investors LLC, 5.5%, 5/01/28 (c)	750,000	619,442
Fortress Transportation and Infrastucture Investors LLC, 9.75%, 8/01/27 (c)	5,500,000	5,380,155
		6,457,097

Metals & Mining - 3.14%
Allegheny Technologies, Inc., 6.95%, 12/15/25	4,500,000	4,410,288

Oil & Gas Drilling - 5.24%
Parker Drilling Co. TL, 13% (11% cash, 2% PIK), 3/26/24 (d)	2,645,071	2,618,621
Tidewater, Inc., 8.5%, 11/16/26	4,700,000	4,747,000
		7,365,621

Real Estate - 6.05%
Five Point Operating Co. LP, 7.875%, 11/15/25 (c)	4,395,000	3,686,306
Realogy Group LLC, 4.875%, 6/01/23 (c)	5,000,000	4,815,575
		8,501,881

Retail Food Chains - 4.00%
Brinker International, Inc., 5%, 10/01/24 (c)	6,000,000	5,619,420

Retail - 3.73%
G-III Apparel Group LTD, 7.875%, 8/15/25 (c)	5,430,000	5,247,661

Technology - 2.98%
Iron Mountain, Inc., 4.5%, 2/15/31 (c)	1,000,000	817,145
Iron Mountain, Inc., 5.625%, 7/15/32 (c)	4,000,000	3,381,644
		4,198,789

Tobacco - 9.66%
Pyxus Holdings Inc., 10%, 8/24/24	10,845,675	8,947,682
Vector Group LTD, 10.5%, 11/01/26 (c)	5,000,000	4,637,500
		13,585,182

Wireless Telecom - 3.27%
Altice France SA, 8.125%, 2/01/27 (c)	5,000,000	4,601,950

Total Corporate Bonds, Loans & Notes — (cost -$112,483,852)		$103,697,125

GDP-Linked Bonds - 0.14%
Name of issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina's GDP), 12/15/35 (e)	$34,386,574	$196,003
Total GDP-Linked Bonds — (cost—$1,423,421)		$196,003

Common Stock - 13.07%	Number of
Name of issuer	Shares	Value
Chemicals - 3.61%
Ingevity Corp. (e)	602	$38,010
NL Industries, Inc.	510,200	5,035,674
		5,073,684

Coal - 0.00%
Westmoreland Mining Holding LLC, Class A Units (d) (e)	22,606	-

Electrical Utility - 0.00%
Homer City Holdings, LLC (d) (e)	221,338	-

Energy / Natural Resources - 0.49%
SilverBow Resources, Inc. (e)	5,058	143,445
Talos Energy, Inc. (e)	35,718	552,557
		696,002

Food Processing - 1.95%
Viskase Cos., Inc. (e)	3,052,635	2,747,372

Metals & Mining - 6.01%
American Gilsonite (b) (d) (e)	1,597,765	5,030,723
Metal Recovery Holdings, LLC (b) (d) (e)	21,539	3,421,313
Ormet Corp. (e)	372,638	-
		8,452,036

Oil & Gas Drilling - 0.58%
Key Energy Services, Inc. (e)	129	323
Parker Drilling Co. (e)	140,471	807,708
		808,031

Packaging & Container - 0.10%
Westrock Co.	3,626	144,460

Paper/Forest Products - 0.24%
Cenveo Enterprises, Inc. (d) (e)	20,833	333,328

Transportation - 0.09%
Getlink SA (France)	7,349	129,636
Total Common Stock — (cost—$48,907,257)		$18,384,549

Preferred Stock - 7.12%	Number of
Name of issuer	Shares	Value
Pipeline - 7.12%
Crestwood Equity Partners LP PFD, 9.25%, Perpetual	1,100,000	$10,010,000
Total Preferred Stock — (cost—$10,441,640)		$10,010,000

Repurchase Agreement - 5.33%
Name of Issuer	Principal	Value
State Street Bank & Trust Co. 0.24% dated 6/30/2022, to be repurchased at $7,488,924 on 7/01/2022 (g)
Total Repurchase Agreement - (cost - $7,488,874)	$7,488,874	$7,488,874
		$7,488,874

Total Investments - 99.42% (cost—$180,745,044)		$139,776,551

Net Other Assets and Liabilities - 0.58%		818,695

Net Assets - 100%		$140,595,246

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of June 30, 2022 was $8,479,440 which represents 6.03% of total net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $68,758,432 which represents 48.91% of total net assets. These securities are generally deemed liquid.
(d)	All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of June 30, 2022 was $12,538,760 which represents 8.92% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/2/17 - 8/26/21	$9,640,360
Metals Recovery Holdings, LLC	9/30/16 - 12/10/19	$6,216,514
Cenveo Enterprises, Inc.	9/11/2018	$607,500
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. Term Loan	3/27/2019	$2,485,714
Westmoreland Mining Holdings Co. Term Loan	3/15/2019	$2,445,129
Westmoreland Mining Holdings Co. Class A Units	3/15/2019	$641,637

(e)	Non-income producing security.
(f)	Security is in principal default.
(g)	Acquired on June 30, 2022. Collateralized by $7,638,705 of US Treasury Bonds due 8/15/40 . The maturity value is $7,488,924.

PIK Payment in Kind

FRN Floating Rate Note - rates reflected are as of June 30, 2022

PFD Preferred Security

TL Term Loan

Investment Valuation

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust's investments are summarized in the following fair value hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs including the Trust's own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company's financial statements or other documents.

The following table summarized the Trust's investment as of June 30, 2022, based on the inputs used to value them.

				Total as of
	Level 1	Level 2	Level 3	6/30/2022
Corporate Bonds, Loans & Notes	$-	$103,669,721	$27,404	$103,697,125
Common Stock	6,722,177	2,877,008	8,785,364	18,384,549
Preferred Stock	10,010,000	-	-	10,010,000
GDP Linked Bonds	-	196,003	-	196,003
Repurchase Agreement	-	7,488,874	-	7,488,874
	$16,732,177	$114,231,606	$8,812,768	$139,776,551

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. For the period ended June 30, 2022, there were no transfers among levels 1, 2 and 3.

At June 30, 2022, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds & Notes	Common Stock	Totals as of 6/30/22
Beginning Balance @ 9/30/21	$249,705	$10,477,463	$10,727,168
Purchases / PIK Interest	-	-	-
Sales	-	(2,005,778)	(2,005,778)
Realized Gain(Loss)	-	(1,601,953)	(1,601,953)
Net Change in Unrealized
Appreciation/(Deprecitation)	(222,301)	1,915,632	1,693,331
Ending Balance @ 6/30/2022	$27,404	$8,785,364	$8,812,768

Change in Unrealized Gain / (Loss) for Positions Still Held at June 30, 2022
Corporate Bonds & Notes	$397,345
Common Stock	1,295,986
Totals	$1,693,331

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of June 30, 2022:

Investment Type	Fair Value	Technique	Valuation Inputs	Significant Unobservable Range	Increase in Input (1)
Common Stock
Metals & Mining	$5,030,723	Market	Forward	3.7x - 16.3x	Increase
		Comparable (2)	EBITDA
			Multiple

Metals & Mining	$3,421,313	Market	Discount Rate	3.45%	Decrease
		Transaction	Term	1-1.5 yrs	N/A
			Probability	100%	N/A

	$8,452,036

(1)	This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	Earnings multiples are based on comparable public companies and transactions of comparable companies.

The above table does not include 4 securities valued at $360,732 which were valued by inputs not derived by management such as third party vendor pricing services, broker quotes, acquisition analysis and recovery analysis.

For additional information on the Trust's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.